UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-05407

                             Trust for Credit Unions

(Exact name of registrant as specified in charter)

4400 Computer Drive

                                     Westborough, MA 01581

(Address of principal executive offices) (Zip code)

Jay E. Johnson Callahan Financial Services, Inc. 1001 Connecticut Avenue NW, Suite 1001 Washington, DC 20036	Copies to: Mary Jo Reilly, Esq. Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, PA 19103

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 342-5828

Date of fiscal year end: August 31

Date of reporting period: August 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Annual Report to Shareholders is attached herewith.

Ultra-Short Duration Government Portfolio

Short Duration Portfolio

Annual Report

August 31, 2015

The reports concerning the Trust for Credit Unions (“TCU” or the “Trust”) Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

TCU files the complete schedule of portfolio holdings of each Portfolio with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling I-800-SEC-0330.

An investment in a TCU Portfolio is not a credit union deposit and is not insured or guaranteed by the National Credit Union Share Insurance Fund, the National Credit Union Administration, or any other government agency.

The TCU Ultra-Short Duration Government Portfolio and the TCU Short Duration Portfolio are not money market funds. Investors in these Portfolios should understand that the net asset values of the Portfolios will fluctuate, which may result in a loss of the principal amount invested. The Portfolios’ net asset values and yields are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolios if held to maturity and not to the value of the Portfolios’ shares. The Portfolios’ investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

Holdings and allocations shown may not be representative of current or future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution unless preceded or accompanied by a current Prospectus. Investors should consider a Portfolio’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing or sending money. The Prospectus contains this and other information about the Portfolios.

Callahan Financial Services, Inc. is the distributor of the TCU Portfolios.

This report is for the information of the shareholders of the Trust. Its use in connection with any offering of shares of the Trust is authorized only in the case of a concurrent or prior delivery of the Trust’s current Prospectus.

Dear Credit Union Shareholders,

Credit unions are on pace for record lending activity through the first six months of 2015 while share balances reach one trillion dollars for the first time. Annual growth rates in both loans and shares have accelerated from 2014. The solid results in both lending and savings activity are leading to stronger member relationships in terms of product usage and average loan and savings balances.

Loan balances continue to rise at a double-digit pace, eclipsing the share growth rate. As the loan to share ratio moves to its highest level in more than five years, investment balances are falling. Credit unions are shortening their portfolios as investments mature, preferring to keep cash on hand to fund the strong loan demand.

The question in the markets continues to be when the Federal Reserve will begin moving rates up. Expectations for Fed action ramped up early in the year but then faded as the global economy remains fragile. Many still expect the Federal Open Markets Committee to take action by year-end 2015 but further delay would not be a surprise at this point.

Trust for Credit Unions (“TCU”) is designed to respond to changing market conditions via active portfolio management. The Investment Adviser’s Discussion and Analysis for each Portfolio provides insight into their perspective on the market and how it is influencing their management of the Portfolios. With a steady duration component and next day liquidity, the TCU family of mutual funds can meet a range of credit union balance sheet objectives. The cumulative total return, net of waivers, for the TCU shares of the Ultra-Short Duration Portfolio was 0.10% for the twelve-month period ended August 31, 2015. The cumulative total return, net of waivers, for the TCU shares of the Short Duration Portfolio was 0.38% over the same period.

We appreciate the continued support of the credit unions in the Callahan Credit Union Financial Services LLLP partnership as well as our other TCU investors. We are also pleased to be working with EasCorp, Xtend and CUSO Financial Services in providing support services for TCU. These organizations exemplify the power of collaboration within the credit union system.

Please visit our website, www.TrustCU.com, for the most current information on the Portfolios, including performance and portfolio holdings. Let us know if there are other ways in which we can help complement your credit union’s investment strategy.

Sincerely,

Jay E. Johnson

President and Treasurer

Trust for Credit Unions

INVESTMENT ADVISER’S DISCUSSION AND ANALYSIS

TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO

Investment Objective

The TCU Ultra-Short Duration Government Portfolio (“USDGP” or the “Portfolio”) seeks to achieve a high level of current income, consistent with low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act. Under normal circumstances, at least 80% of the net assets (measured at the time of purchase) of USDGP will be invested in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. The Portfolio expects that a substantial portion of these securities will be mortgage-related securities. While there will be fluctuations in the net asset value (“NAV”) of USDGP, the Portfolio is expected to have less interest rate risk and asset value fluctuation than funds investing primarily in longer-term mortgage-backed securities paying a fixed rate of interest. An investment in the Portfolio is neither insured nor guaranteed by the U.S. government. USDGP’s maximum duration is equal to that of a Two-Year U.S. Treasury Security, and its target duration is to be no shorter than that of the Six-Month U.S. Treasury Bill Index and no longer than that of the One-Year U.S. Treasury Note Index, each as reported by BofA Merrill Lynch.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Portfolio Management Team discusses the Portfolio’s performance and positioning for the Reporting Period.

Q. How did the Portfolio perform during the Reporting Period?

For the 12-month period ended August 31, 2015, the cumulative total return, net of waivers, of USDGP was 0.10% for TCU shares versus a 0.17% cumulative total return of the Portfolio’s blended benchmark, the Nine-Month U.S. Treasury Index (weighted average return of the Six-Month U.S. Treasury Bill Index (50%) and the One-Year U.S. Treasury Note Index (50%), as reported by BofA Merrill Lynch). The cumulative total returns for the Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index were 0.14% and 0.19%, respectively. The Portfolio’s NAV per share at the end of the Reporting Period was $9.53, versus $9.55 on August 31, 2014.

Q. What key factors were responsible for the Portfolio’s performance during the Reporting Period?

Both top-down and bottom-up strategies had an impact on the Portfolio’s performance during the Reporting Period. Within our top-down strategies, duration and yield curve positioning detracted from performance. Our cross-sector strategy proved negative, mainly due to the Portfolio’s exposure to agency mortgage-backed securities (“MBS”). Bottom-up individual issue selection, particularly within the securitized sector, contributed to returns. Selection of U.S. Treasuries within the government sector was also positive for performance. On the downside, agency security selection was a modest detractor.

Q. Which fixed income market sectors most significantly affected Portfolio performance?

The Portfolio’s sector positioning relative to the benchmark underperformed during the Reporting Period. Our overweight exposure to agency MBS, mainly in January, June and August

2015, detracted from returns. Agency MBS underperformed Treasuries by 104 basis points (“bps”) in January. Within the sector, Government National Mortgage Association (“Ginnie Mae”) securities materially underperformed conventional MBS over this period, as the Obama administration announced a 50 bps reduction in Federal Housing Administration (“FHA”) insurance premiums on January 7. FHA loans account for roughly 60% of the collateral underlying Ginnie Mae MBS and should see increases in prepayments as a result of this change. Agency MBS spreads also drifted wider as the market began to upwardly revise 2015 net issuance estimates. Agency MBS also modestly underperformed Treasuries in June and August.

The Portfolio’s security selection strategies contributed to returns, with the majority of performance coming from the securitized strategy. The Portfolio’s securitized selection, primarily from collateralized mortgage obligations (“CMOs”) and adjustable rate mortgages (“ARMs”), had a positive impact on performance. Exposure to short-dated U.S. Treasuries within the government/agency sector also contributed to results.

Q. Did the Portfolio’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

The Portfolio’s duration and term structure positioning had a negative impact on performance during the Reporting Period. The Portfolio’s positioning in the three-year portion of the curve drove underperformance, particularly in October 2014 and January 2015. During those periods, government yields in developed markets fell due to a variety of technical factors. The U.S. 10-year Treasury yield closed the Reporting Period 13 bps lower at 2.22%.

Q. Were there any notable changes in the Portfolio’s weightings during the Reporting Period?

During the Reporting Period, the largest change in the Portfolio’s allocation was a decrease in its U.S. Treasury position. There was a corresponding increase concentrated in agency debt.

Q. How was the Portfolio positioned at the end of August 2015?

At the end of the Reporting Period, the Portfolio’s largest allocations were in U.S. Treasuries, non-government guaranteed agencies and agency CMOs.

Portfolio Benchmark

Nine-Month U.S. Treasury Index

The Nine-Month U.S. Treasury Index (6M T-Bill (50%)/1Y T-Note (50%)) is an equal weight blend of the Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index.

Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index

The Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index, as reported by BofA Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

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PORTFOLIO COMPOSITION—SECTOR ALLOCATION

TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO (Unaudited)

August 31, 2015*

August 31, 2014*

PORTFOLIO COMPOSITION—ISSUER ALLOCATION

TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO (Unaudited)

August 31, 2015*

August 31, 2014*

*	These percentages reflect Portfolio holdings as a percentage of net assets. Figures in the above charts may not sum to 100% due to the exclusion of other assets and liabilities. Holdings and allocations may not be representative of current or future investments. Holdings and allocations may not include the Portfolio’s entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

INVESTMENT ADVISER’S DISCUSSION AND ANALYSIS

TCU SHORT DURATION PORTFOLIO

Investment Objective

The TCU Short Duration Portfolio (“SDP” or the “Portfolio”) seeks to achieve a high level of current income, consistent with relatively low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act. During normal market conditions, SDP intends to invest a substantial portion of its assets in mortgage-related securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Mortgage-related securities held by SDP may include adjustable rate and fixed rate mortgage pass-through securities, collateralized mortgage obligations and other multi-class mortgage-related securities, as well as other securities that are collateralized by or represent direct or indirect interests in mortgage-related securities or mortgage loans. An investment in the Portfolio is neither insured nor guaranteed by the U.S. government. SDP invests in obligations authorized under the Federal Credit Union Act with a maximum portfolio duration not to exceed that of a Three-Year U.S. Treasury Security and a target duration equal to that of its benchmark, the BofA Merrill Lynch Two-Year U.S. Treasury Note Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Portfolio Management Team discusses the Portfolio’s performance and positioning for the Reporting Period.

Q. How did the Portfolio perform during the Reporting Period?

The Portfolio’s cumulative total return, net of waivers, for the 12-month period ended August 31, 2015, was 0.38% for TCU shares versus a 0.79% cumulative total return for the BofA Merrill Lynch Two-Year U.S. Treasury Note Index. The Portfolio’s net asset value per share closed the Reporting Period at $9.72, versus $9.74 on August 31, 2014.

Q. What key factors were responsible for the Portfolio’s performance during the Reporting Period?

Both top-down and bottom-up strategies had an impact on the Portfolio’s performance during the Reporting Period. Portfolio underperformance was driven by duration and term structure positioning. This was slightly offset by positive performance in cross-sector positioning. Individual security selection strategies also contributed to returns, with the majority of performance coming from securitized selection strategies and government security selection strategies. With respect to security selection strategies, the Portfolio’s securitized mortgage obligations (“CMOs”), adjustable-rate mortgages (“ARMs”) and passthroughs all contributed to performance. On the downside, government security selection was the main detractor within the government strategy.

Q. Which fixed income market sectors most significantly affected Portfolio performance?

The Portfolio’s sector positioning relative to the benchmark modestly outperformed during the Reporting Period. The main driver of returns was exposure to U.S. Treasury swaps over the period. Our overweight exposure to agency mortgage-backed securities (“MBS”), mainly in January, June and August 2015, detracted from returns. Agency MBS underperformed Treasuries by 104 basis points (“bps”) in January. Within the sector, Government National Mortgage Association (“Ginnie Mae”) securities materially underperformed conventional MBS over this period, as the Obama administration announced a 50 bps reduction in Federal Housing Administration (FHA) insurance premiums on January 7. FHA loans account for roughly 60% of the collateral underlying Ginnie Mae MBS and should see increases in prepayments as a result of this change. Agency MBS spreads also drifted wider as the market began to upwardly revise 2015 net issuance estimates. Agency MBS also modestly underperformed Treasuries in June and August.

The Portfolio’s security selection strategies contributed to returns, with the majority of performance coming from the securitized strategy. The Portfolio’s securitized selection, primarily from CMOs, passthroughs and ARMs, had a positive impact on performance. In addition, exposure to short-dated U.S. Treasuries within the government/swap sector contributed to results.

Q. Did the Portfolio’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

The Portfolio’s duration and term structure positioning had a negative impact on performance during the Reporting Period. This was mainly due to the Portfolio’s underweight to the two-year portion of the yield curve, particularly in October 2014 and January 2015. During those periods, government yields in developed markets fell due to a variety of technical factors. The U.S. 10-year Treasury yield closed the Reporting Period 13 bps lower at 2.22%.

Q. Were there any notable changes in the Portfolio’s weightings during the Reporting Period?

During the Reporting Period, the largest changes in the Portfolio’s allocations were decreases in its U.S. Treasury, agency CMO and cash positions. A corresponding increase was concentrated in non-government guaranteed agency securities.

Q. How was the Portfolio positioned relative to its benchmark index at the end of August 2015?

At the end of the Reporting Period, the Portfolio’s largest allocations were in U.S. Treasuries, agency CMOs, agency ARMs and agency non-government guaranteed securities.

Portfolio Benchmark

Two-Year U.S. Treasury Note Index

The Two-Year U.S. Treasury Note Index, as reported by BofA Merrill Lynch, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

THIS PAGE LEFT INTENTIONALLY BLANK

PORTFOLIO COMPOSITION—SECTOR ALLOCATION

TCU SHORT DURATION PORTFOLIO (Unaudited)

August 31, 2015*

August 31, 2014*

PORTFOLIO COMPOSITION—ISSUER ALLOCATION

TCU SHORT DURATION PORTFOLIO (Unaudited)

August 31, 2015*

August 31, 2014*

*	These percentages reflect Portfolio holdings as a percentage of net assets. Figures in the above charts may not sum to 100% due to the exclusion of other assets and liabilities. Holdings and allocations may not be representative of current or future investments. Holdings and allocations may not include the Portfolio’s entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

PERFORMANCE COMPARISON

TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO (Unaudited)

In accordance with the requirements of the Securities and Exchange Commission, the following data for the Ultra-Short Duration Government Portfolio is supplied for the period ended August 31, 2015. The Portfolio is compared to its benchmarks assuming the following initial investment:

Portfolio	Initial Investment	Compare to:
Ultra-Short Duration Government (“USDGP”)	$10,000	Barclays Capital Mutual Fund Short (1-2 year) Government Index (“Barclays 1-2 Gov’t Index”); BofA Merrill Lynch One-Year U.S. Treasury Note Index (“1-Year T-Note”); BofA Merrill Lynch 6-Month U.S. Treasury Bill Index (“6-Month T-Bill”).

Ultra-Short Duration Government Portfolio’s TCU Shares 10 Year Performance

	Average Annual Total Return
	One Year	Five Year	Ten Year	Since Inception
TCU Shares	0.10%	0.29%	1.99%	2.96%(b)
Investor Shares	0.07%	—	—	0.00%(c)

(a)	For comparative purposes, the initial investment is assumed to have been made on September 1, 2005.

(b)	The Ultra-Short Duration Government Portfolio’s TCU Shares commenced operations on July 10, 1991.

(c)	The Ultra-Short Duration Government Portfolio’s Investor Shares commenced operations on November 30, 2012.

The BofA Merrill Lynch Six-Month U.S. Treasury Bill Index and the BofA Merrill Lynch One-Year U.S. Treasury Note Index do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The TCU Ultra-Short Duration Government Portfolio is not a money market fund. Investors in this Portfolio should understand that the net asset value of the Portfolio will fluctuate, which may result in a loss of the principal amount invested. The Portfolio’s net asset value and yield are not guaranteed by the U.S. government, the National Credit Union Administration, or any other U.S. government agency, instrumentality or sponsored enterprise. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio if held to maturity and not to the value of the Portfolio’s shares. The Portfolio’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The chart and table above assume reinvestment of dividends and distributions. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio. Please call 1-800-342-5828 or 1-800-CFS-5678 for the most recent month-end returns.

PERFORMANCE COMPARISON

TCU SHORT DURATION PORTFOLIO (Unaudited)

In accordance with the requirements of the Securities and Exchange Commission, the following data for the Short Duration Portfolio is supplied for the period ended August 31, 2015. The Portfolio is compared to its benchmarks assuming the following initial investment:

Portfolio	Initial Investment	Compare to:
Short Duration (“SDP”)	$10,000	Barclays Capital Mutual Fund Short (1-3 year) Government Index (“Barclays 1-3 Gov’t Index”); BofA Merrill Lynch 2-Year U.S. Treasury Note Index (“2-Year T-Note”).

Short Duration Portfolio’s TCU Shares 10 Year Performance

	Average Annual Total Return
	One Year	Five Year	Ten Year	Since Inception
TCU Shares	0.38%	0.65%	2.34%	3.63%(b)
Investor Shares	0.34%	—	—	0.19%(c)

(a)	For comparative purposes, the initial investment is assumed to have been made on September 1, 2005.

(b)	The Short Duration Portfolio’s TCU Shares commenced operations on October 9, 1992.

(c)	The Short Duration Portfolio’s Investor Shares commenced operations on November 30, 2012.

The BofA Merrill Lynch Two-Year U.S. Treasury Note Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The TCU Short Duration Portfolio is not a money market fund. Investors in this Portfolio should understand that the net asset value of the Portfolio will fluctuate, which may result in a loss of the principal amount invested. The Portfolio’s net asset value and yield are not guaranteed by the U.S. government, the National Credit Union Administration, or any other U.S. government agency, instrumentality or sponsored enterprise. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio if held to maturity and not to the value of the Portfolio’s shares. The Portfolio’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The chart and table above assume reinvestment of dividends and distributions. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio. Please call 1-800-342-5828 or 1-800-CFS-5678 for the most recent month-end returns.

TRUST FOR CREDIT UNIONS

Ultra-Short Duration Government Portfolio

Portfolio of Investments – August 31, 2015

Par Value		Value

ASSET-BACKED SECURITIES - 0.24%
	Federal National Mortgage Association - 0.24%
$128,717	Series 2001-W4, Class AV1 0.479%, 02/25/32 (a)	$124,672
162,476	Series 2002-W2, Class AV1 0.459%, 06/25/32 (a)	155,467
993,829	Series 2002-T7, Class A1 0.419%, 07/25/32 (a)	989,009

	Total Asset-Backed Securities	1,269,148

	(Cost $1,285,102)

COLLATERALIZED MORTGAGE OBLIGATIONS - 13.12%
	Federal Home Loan Mortgage Corporation REMIC - 4.59%
9,638	Series 1009, Class D 0.798%, 10/15/20 (a)	9,696
27,753	Series 1066, Class P 1.098%, 04/15/21 (a)	28,075
32,625	Series 1222, Class P 1.820%, 03/15/22 (a) (b)	33,065
84,241	Series 1250, Class J 7.000%, 05/15/22 (b)	91,587
36,987	Series 1448, Class F 1.598%, 12/15/22 (a) (d)	37,946
582,448	Series 3710, Class DK 3.250%, 01/01/24 (b)	589,020
769,235	Series 3777, Class DA 3.500%, 10/15/24 (d)	799,490
2,991,076	Series 2977, Class M 5.000%, 05/15/25 (b)	3,277,156
279,960	Series 3694, Class AG 3.500%, 11/15/27 (d)	280,513
4,222,257	Series 3346, Class FT 0.548%, 10/15/33 (a) (b)	4,235,568
1,543,538	Series 3033, Class CI 5.500%, 01/15/35 (b)	1,610,004
3,106,327	Series 3208, Class FH 0.598%, 08/15/36 (a)	3,120,044
278,193	Series 3231, Class FB 0.548%, 10/15/36 (a)	278,971
189,370	Series 3314, Class FC 0.598%, 12/15/36 (a)	190,073
1,902,121	Series 3545, Class FA 1.048%, 06/15/39 (a)	1,931,034
3,101,608	Series 4316, Class FY 0.598%, 11/15/39 (a) (d)	3,120,217
984,826	Series 3827, Class KF 0.568%, 03/15/41 (a)	989,329
186,253	Series 3868, Class FA 0.598%, 05/15/41 (a)	187,053
3,099,047	Series 4109, Class EC 2.000%, 12/15/41 (d)	3,105,078

		23,913,919

	Federal National Mortgage Association REMIC - 7.53%
1,431,545	Series 2014-M5, Class FA 0.535%, 01/25/17 (a)	1,431,956
46,977	Series 2009-M2, Class A2 3.334%, 01/25/19 (d)	46,952
160,704	Series 1990-145, Class A 1.191%, 12/25/20 (a)	161,113

Par Value		Value

	Federal National Mortgage Association REMIC - (continued)
$234,253	Series 1991-67, Class J 7.500%, 08/25/21 (b)	$259,480
207,136	Series 1992-137, Class F 1.199%, 08/25/22 (a)	210,095
244,427	Series 1993-27, Class F 1.349%, 02/25/23 (a) (c)	248,369
134,295	Series 1998-21, Class F 0.640%, 03/25/28 (a)	133,680
2,105,557	Series 2011-137, Class A 4.000%, 06/25/29 (d)	2,186,931
256,724	Series 2000-16, Class ZG 8.500%, 06/25/30 (d)	303,564
259,330	Series 2000-32, Class Z 7.500%, 10/18/30	301,293
223,833	Series 2005-65, Class WL 5.500%, 07/25/34 (b)	224,861
435,190	Series 2006-45, Class TF 0.599%, 06/25/36 (a)	437,082
461,068	Series 2006-76, Class QF 0.599%, 08/25/36 (a) (b)	463,384
526,564	Series 2006-79, Class PF 0.599%, 08/25/36 (a) (b)	528,995
1,161,052	Series 2006-111, Class FA 0.579%, 11/25/36 (a)	1,166,305
527,560	Series 2007-75, Class VF 0.641%, 08/25/37 (a)	530,732
1,042,899	Series 2007-85, Class FC 0.739%, 09/25/37 (a)	1,054,615
589,063	Series 2007-86, Class FC 0.769%, 09/25/37 (a)	595,077
570,155	Series 2007-92, Class OF 0.769%, 09/25/37 (a)	576,188
710,939	Series 2007-99, Class FD 0.799%, 10/25/37 (a)	719,032
130,266	Series 2009-84, Class WF 1.291%, 10/25/39 (a)	133,360
3,026,406	Series 2014-19, Class FA 0.599%, 11/25/39 (a) (d)	3,044,635
3,316,496	Series 2014-19, Class FJ 0.599%, 11/25/39 (a) (d)	3,336,138
2,061,640	Series 2010-123, Class FL 0.629%, 11/25/40 (a)	2,070,206
6,479,856	Series 2011-110, Class FE 0.599%, 04/25/41 (a) (b)	6,518,122
777,151	Series 2011-63, Class FG 0.649%, 07/25/41 (a)	781,757
1,363,586	Series 2012-38, Class JE 3.250%, 04/25/42 (b)	1,413,198
5,341,973	Series 2015-30, Class AB 3.000%, 05/25/45	5,495,453
4,796,267	Series 2008-22, Class FD 1.039%, 04/25/48 (a)	4,846,242

		39,218,815

	National Credit Union Administration - 1.00%
588,036	Series 2010-R2, Class 1A 0.558%, 11/06/17 (a)	588,978
524,336	Series 2011-R1, Class 1A 0.637%, 01/08/20 (a)	526,568
1,798,163	Series 2011-R2, Class 1A 0.588%, 02/06/20 (a)	1,802,518

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Ultra-Short Duration Government Portfolio

Portfolio of Investments (continued) – August 31, 2015

Par Value		Value

	National Credit Union Administration - (continued)
$479,812	Series 2011-R4, Class 1A 0.571%, 03/06/20 (a)	$480,525
760,695	Series 2011-R3, Class 1A 0.591%, 03/11/20 (a)	762,983
318,650	Series 2011-R5, Class 1A 0.571%, 04/06/20 (a)	318,750
48,717	Series 2011-R6, Class 1A 0.565%, 05/07/20 (a)	48,717
384,178	Series 2010-R1, Class 1A 0.641%, 10/07/20 (a)	385,858
19,543	Series 2010-R1, Class 2A 1.840%, 10/07/20 (d)	19,549
260,419	Series 2010-A1, Class A 0.554%, 12/07/20 (a)	260,925

		5,195,371

	Total Collateralized Mortgage Obligations	68,328,105

	(Cost $68,131,745)

MORTGAGE-BACKED OBLIGATIONS - 12.39%
	Federal Home Loan Mortgage Corporation - 2.91%
8,495	2.000%, 02/01/18 (a)	8,576
91,026	2.912%, 11/01/18 (a)	91,935
427,323	6.877%, 11/01/19 (a)	456,902
22,114	1.560%, 11/01/22 (a)	22,451
83,960	1.577%, 11/01/22 (a)	85,224
18,356	2.600%, 10/01/24 (a)	19,200
71,585	2.947%, 10/01/25 (a)	72,620
475,346	3.499%, 08/01/28 (a)	505,957
53,054	1.838%, 07/01/29 (a)	54,831
163,961	2.821%, 05/01/31 (a)	174,086
7,514,696	2.485%, 03/01/35 (a)	8,044,242
2,180,730	2.420%, 04/01/35 (a)	2,328,204
3,062,526	2.374%, 06/01/37 (a)	3,278,336

		15,142,564

	Federal Home Loan Mortgage Corporation Gold - 0.92%
643	8.000%, 12/01/15	645
10,677	6.000%, 03/01/16	10,778
2,340	6.500%, 07/01/16	2,352
62,580	5.000%, 10/01/17	65,191
77,734	5.000%, 11/01/17	80,977
953,967	4.500%, 05/01/18	991,170
1,697,628	4.500%, 06/01/18	1,763,832
80,034	5.500%, 01/01/20	85,030
1,675,871	4.500%, 10/01/20	1,741,226
22,682	3.500%, 12/01/20	23,879
29,897	3.500%, 10/01/22	31,485
2,254	4.500%, 07/01/23	2,414

		4,798,979

	Federal National Mortgage Association - 6.48%
727	8.500%, 04/01/16	728
18,520	3.672%, 07/01/17 (a)	19,128
663	1.667%, 11/01/17 (a)	664
37,386	2.068%, 11/01/17 (a)	37,708
6,472	2.316%, 11/01/17 (a)	6,543
61,253	2.085%, 03/01/18 (a)	61,817
2,003,675	2.800%, 03/01/18	2,073,150

Par Value		Value

	Federal National Mortgage Association - (continued)
$4,293,160	3.620%, 03/01/18	$4,527,548
8,228	1.929%, 05/01/18 (a)	8,286
27,068	2.110%, 06/01/18 (a)	27,571
332,331	2.738%, 10/01/18 (a)	332,359
2,380	2.150%, 02/01/19 (a)	2,416
15,503	1.981%, 05/01/19 (a)	15,671
81,081	6.864%, 12/01/19 (a)	84,065
54,258	1.875%, 01/01/20 (a)	54,725
3,409	5.000%, 01/01/20	3,550
16,485	2.027%, 05/01/20 (a)	16,588
103,721	5.891%, 05/01/20 (a)	108,541
164,507	3.500%, 09/01/20	173,414
14,269	3.500%, 10/01/20	15,041
38,102	3.500%, 03/01/21	40,164
190,679	6.733%, 02/01/22 (a)	204,116
20,423	3.116%, 01/01/23 (a)	20,679
23,906	2.243%, 03/01/24 (a)	24,124
22,497	5.925%, 10/01/25 (a)	24,082
141,470	3.141%, 02/01/27 (a)	143,952
521,211	5.000%, 03/01/27	565,851
50,455	2.059%, 07/01/27 (a)	51,736
96,540	2.091%, 07/01/27 (a)	98,962
123,880	4.662%, 01/01/29 (a)	134,246
33,134	4.660%, 02/01/29 (a)	35,907
1,041,153	2.425%, 08/01/29 (a)	1,055,418
140,304	2.505%, 07/01/32 (a)	148,665
11,496	6.000%, 08/01/32	12,975
250,097	2.875%, 09/01/32 (a)	267,721
200,874	1.924%, 01/01/33 (a)	211,093
68,700	2.462%, 06/01/33 (a)	73,126
930,251	4.610%, 08/01/33 (a)	1,008,089
5,371	6.000%, 11/01/33	6,161
601,376	2.308%, 04/01/34 (a)	636,953
492,286	1.937%, 07/01/34 (a)	513,264
499,740	1.937%, 08/01/34 (a)	521,110
94,404	6.000%, 09/01/34	107,385
3,516,407	2.386%, 10/01/34 (a)	3,745,572
4,952	6.000%, 10/01/34	5,633
3,525,243	2.427%, 11/01/34 (a)	3,762,072
19,946	6.000%, 05/01/35	22,522
1,265,241	2.372%, 06/01/35 (a)	1,354,400
9,695	6.000%, 07/01/36	11,106
1,418,064	2.334%, 12/01/36 (a)	1,507,300
811,531	2.535%, 07/01/37 (a)	868,718
3,437,433	2.325%, 09/01/37 (a)	3,638,079
107,222	6.500%, 11/01/37	122,081
2,324,175	2.199%, 01/01/38 (a)	2,478,010
51,827	6.000%, 06/01/38	59,097
125,738	6.000%, 09/01/38	143,401
17,188	6.000%, 11/01/38	19,782
1,877,822	2.313%, 05/01/39 (a)	1,991,994
10,066	6.000%, 10/01/39	11,493
537,961	1.937%, 08/01/44 (a)	561,212

		33,777,764

	Government National Mortgage Association - 2.08%
38,258	7.000%, 04/15/26	43,103
220,077	2.250%, 04/20/34 (a)	231,557
1,246,554	1.750%, 06/20/34 (a)	1,292,172
998,427	1.625%, 08/20/34 (a)	1,036,081
168,308	1.750%, 05/20/42 (a)	173,586

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Ultra-Short Duration Government Portfolio

Portfolio of Investments (continued) – August 31, 2015

Par Value		Value

	Government National Mortgage Association - (continued)
$131,040	1.750%, 06/20/42 (a)	$135,408
612,065	2.000%, 07/20/42 (a)	635,042
1,502,488	2.000%, 08/20/42 (a)	1,558,244
3,120,495	2.000%, 09/20/42 (a)	3,240,174
68,121	2.000%, 10/20/42 (a)	70,672
147,131	2.000%, 12/20/42 (a)	152,838
2,173,256	2.000%, 02/20/43 (a)	2,250,065

		10,818,942

	Total Mortgage-Backed Obligations	64,538,249

	(Cost $63,022,577)

AGENCY DEBENTURES - 40.94%
	Federal Home Loan Bank - 36.61%
12,500,000	0.270%, 04/22/16	12,490,150
50,000,000	0.290%, 05/03/16	49,962,600
12,500,000	0.280%, 02/19/16 (e)	12,484,500
40,000,000	0.440%, 07/08/16	39,974,840
12,500,000	0.260%, 04/20/16	12,489,563
63,400,000	0.340%, 06/20/16	63,349,534

		190,751,187

	Federal Home Loan Mortgage Corporation - 2.40%
12,500,000	0.280%, 02/12/16 (e)	12,485,138

		12,485,138

	Federal National Mortgage Association - 1.02%
5,300,000	0.750%, 03/14/17	5,298,532

		5,298,532

	Other Agency Debentures - 0.91%
4,750,000	Sri Lanka Government Aid Bond 0.629%, 11/01/24 (a) (f)	4,750,000

		4,750,000

	Total Agency Debentures	213,284,857

	(Cost $213,395,455)

U.S. TREASURY OBLIGATIONS - 18.10%
	United States Treasury Notes & Bonds - 18.10%
69,012,000	0.375%, 03/15/16	69,043,469
25,000,000	2.250%, 03/31/16	25,281,250

	Total U.S. Treasury Obligations	94,324,719

	(Cost $94,344,750)

U.S. GOVERNMENT-BACKED OBLIGATIONS - 5.33%
	FDIC Structured Sale Guaranteed Notes
556,545	Series 2010-S1, Class 1A 0.740%, 02/25/48 (a) (g)	555,316
	Federal Home Loan Mortgage Corp, Multifamily Structured Pass Through Certificates
5,293,539	Series K501, Class A2 1.655%, 11/25/16 (d)	5,331,284
	Federal Home Loan Mortgage Corp, Multifamily Structured Pass Through Certificates
1,700,000	Series K703, Class A2 2.699%, 05/25/18 (d)	1,760,216

Par Value		Value

U.S. GOVERNMENT-BACKED OBLIGATIONS - (continued)
	Federal Home Loan Mortgage Corp, Multifamily Structured Pass Through Certificates
$7,718,418	Series KF02, Class A1 0.579%, 07/25/20 (a)	$7,738,902
	Federal Home Loan Mortgage Corp, Multifamily Structured Pass Through Certificates
4,471,648	Series KF03, Class A 0.539%, 01/25/21 (a)	4,470,152
	Federal Home Loan Mortgage Corp, Multifamily Structured Pass Through Certificates
7,800,000	Series KP02, Class A2 2.355%, 04/25/21 (a)	7,934,960

	Total U.S. Government-Backed Obligations	$27,790,830

	(Cost $27,628,894)

REPURCHASE AGREEMENT - 9.64%
50,200,000	Merrill Lynch, 0.13%, Dated 08/31/15, matures 09/01/15, repurchase price $50,200,181 (collateralized by $43,427,300 par amount of U.S. Treasury Note with an interest rate of 3.75% due 11/15/43, total market value $51,204,063)	50,200,000

	Total Repurchase Agreement	50,200,000

	(Cost $50,200,000)
	Total Investments - 99.76%	$519,735,908

	(Cost $518,008,523 (h))
	Net Other Assets and Liabilities - 0.24%	1,247,895

	Net Assets - 100.00%	$520,983,803

(a)	Variable rate securities. Interest rates disclosed are those which are in effect at August 31, 2015. Maturity date shown is the date of the next coupon rate reset or actual maturity.

(b)	The security has PAC (Planned Amortization Class) collateral.

(c)	The security has Support collateral.

(d)	The security has Sequential collateral.

(e)	Discount Note. Rate shown is yield at time of purchase.

(f)	Security has been valued at fair market value as determined in good faith by or under the direction of the Board of Trustees of the Trust. As of August 31, 2015, this security amounted to $4,750,000 or 0.91% of net assets.

(g)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31,2015, these securities amounted to a value of $555,316 or 0.1% of net assets.

(h)	Cost for U.S. federal income tax purposes is $518,252,357. As of August 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,029,889 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $546,338. The net unrealized appreciation was $1,483,551.

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Short Duration Portfolio

Portfolio of Investments – August 31, 2015

Par Value		Value

COLLATERALIZED MORTGAGE OBLIGATIONS - 11.57%
	Federal Home Loan Mortgage Corporation REMIC - 6.08%
$86,302	Series 1448, Class F 1.598%, 12/15/22 (a) (c)	$88,542
618,499	Series 3710, Class DK 3.250%, 01/15/24 (b)	625,477
668,408	Series 2868, Class AV 5.000%, 08/15/24 (c)	728,515
635,202	Series 3777, Class DA 3.500%, 10/15/24 (c)	660,185
3,125,110	Series 2977, Class M 5.000%, 05/15/25 (b)	3,424,010
266,865	Series 1980, Class Z 7.000%, 07/15/27 (c)	303,800
329,397	Series 3694, Class AG 3.500%, 11/15/27 (c)	330,048
1,556,170	Series 2236, Class Z 8.500%, 06/15/30 (c)	1,854,766
3,502,946	Series 3346, Class FT 0.548%, 10/15/33 (a) (b)	3,513,989
3,311,090	Series 3471, Class FB 1.198%, 08/15/35 (a)	3,393,821
4,678,203	Series 3208, Class FA 0.598%, 08/15/36 (a)	4,698,862
1,571,876	Series 3208, Class FH 0.598%, 08/15/36 (a)	1,578,818
1,152,644	Series 3367, Class YF 0.748%, 09/15/37 (a)	1,160,833
3,728,746	Series 3371, Class FA 0.798%, 09/15/37 (a)	3,770,943
3,078,802	Series 4316, Class FY 0.598%, 11/15/39 (a) (c)	3,097,275
617,930	Series 3827, Class KF 0.568%, 03/15/41 (a)	620,755
2,469,352	Series 4109, Class EC 2.000%, 12/15/41 (c)	2,474,157
3,007,299	Series 4272, Class FD 0.548%, 11/15/43 (a)	3,007,963

		35,332,759

	Federal National Mortgage Association REMIC - 5.05%
1,474,925	Series 2014-M5, Class FA 0.535%, 01/25/17 (a)	1,475,348
18,465	Series 1988-12, Class A 3.856%, 02/25/18 (a)	18,795
61,070	Series 2009-M2, Class A2 3.334%, 01/25/19 (c)	61,038
848,658	Series 2009-70, Class TM 4.000%, 08/25/19	877,031
850,927	Series 2009-70, Class TN 4.000%, 08/25/19	879,376
102,751	Series G92-44, Class Z 8.000%, 07/25/22	107,285
180,310	Series 2005-65, Class WL 5.500%, 07/25/34 (b)	181,138
629,881	Series 2006-45, Class TF 0.599%, 06/25/36 (a)	632,619
669,928	Series 2006-76, Class QF 0.599%, 08/25/36 (a) (b)	673,293
395,670	Series 2007-75, Class VF 0.649%, 08/25/37 (a)	398,049

Par Value		Value

	Federal National Mortgage Association REMIC - (continued)
$2,982,861	Series 2014-19, Class FJ 0.599%, 11/25/39 (a) (c)	$3,000,828
3,294,533	Series 2014-19, Class FA 0.599%, 11/25/39 (a) (c)	3,314,044
814,738	Series 2010-123, Class FL 0.629%, 11/25/40 (a)	818,123
2,121,467	Series 2011-110, Class FE 0.599%, 04/25/41 (a) (b)	2,133,995
1,093,724	Series 2012-38, Class JE 3.250%, 04/25/42 (b)	1,133,518
3,837,047	Series 2012-71, Class FL 0.699%, 07/25/42 (a)	3,855,190
5,848,539	Series 2015-30, Class AB 3.000%, 05/25/45	6,016,574
3,723,389	Series 2008-22, Class FD 1.039%, 04/25/48 (a)	3,762,185

		29,338,429

	National Credit Union Administration - 0.44%
871,837	Series 2011-R2, Class 1A 0.588%, 02/06/20 (a)	873,948
479,812	Series 2011-R4, Class 1A 0.571%, 03/06/20 (a)	480,525
850,189	Series 2011-R3, Class 1A 0.591%, 03/11/20 (a)	852,747
318,650	Series 2011-R5, Class 1A 0.571%, 04/06/20 (a)	318,750
48,717	Series 2011-R6, Class 1A 0.565%, 05/07/20 (a)	48,717

		2,574,687

	Total Collateralized Mortgage Obligations	67,245,875

	(Cost $66,890,222)

MORTGAGE-BACKED OBLIGATIONS - 10.86%
	Federal Home Loan Mortgage Corporation - 0.92%
377,614	2.329%, 01/01/34 (a)	404,061
162,208	2.432%, 11/01/34 (a)	173,639
2,705,209	2.420%, 04/01/35 (a)	2,888,152
903,780	2.466%, 08/01/35 (a)	964,699
836,671	2.389%, 05/01/36 (a)	890,757

		5,321,308

	Federal Home Loan Mortgage Corporation Gold - 1.62%
66,056	5.000%, 10/01/17	68,812
82,053	5.000%, 11/01/17	85,476
93,417	8.000%, 11/01/17	96,697
74,019	5.500%, 03/01/18	77,234
30,603	5.500%, 04/01/18	31,875
783,925	4.500%, 05/01/18	814,496
53,531	6.500%, 05/01/18	61,381
1,407,789	4.500%, 06/01/18	1,462,690
6,411	6.000%, 10/01/18	7,234
875	6.000%, 11/01/18	988
494,944	5.500%, 02/01/19	522,752
84,742	5.500%, 01/01/20	90,032
1,317,697	5.000%, 04/01/20	1,394,344
1,387,940	4.500%, 10/01/20	1,442,067
18,774	3.500%, 12/01/20	19,764

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Short Duration Portfolio

Portfolio of Investments (continued) – August 31, 2015

Par Value		Value

	Federal Home Loan Mortgage Corporation Gold - (continued)
$24,746	3.500%, 10/01/22	$26,060
262,593	5.000%, 08/01/35	288,958
35,348	5.000%, 12/01/35	38,917
379,115	5.000%, 03/01/37	416,109
659,998	5.000%, 05/01/37	724,588
484,674	5.000%, 02/01/38	531,291
144,854	5.000%, 03/01/38	158,679
147,634	5.000%, 09/01/38	161,871
513,572	5.000%, 12/01/38	563,253
329,232	5.000%, 01/01/39	360,980

		9,446,548

	Federal National Mortgage Association - 6.57%
1,034	6.000%, 02/01/18	1,167
1,183,989	2.800%, 03/01/18	1,225,043
329,247	5.500%, 05/01/18	344,895
9,143	6.000%, 05/01/18	10,312
70,878	5.500%, 06/01/18	74,001
272	6.000%, 08/01/18	307
1,079	6.000%, 09/01/18	1,217
97,548	5.500%, 10/01/18	102,563
154,209	5.500%, 11/01/18	162,070
108,545	6.000%, 11/01/18	122,425
7,980	5.500%, 12/01/18	8,428
160,477	6.000%, 12/01/18	180,996
160,604	6.000%, 01/01/19	181,140
2,239	6.000%, 02/01/19	2,525
48,903	6.000%, 04/01/19	55,156
12,370	6.000%, 05/01/19	13,951
135,784	3.500%, 09/01/20	143,135
11,777	3.500%, 10/01/20	12,415
31,449	3.500%, 03/01/21	33,152
66,086	6.000%, 10/01/23	74,532
416,969	5.000%, 03/01/27	452,681
132,250	7.000%, 08/01/28	152,410
324,021	7.000%, 11/01/28	362,519
28,128	7.000%, 02/01/32	33,369
41,319	2.485%, 05/01/32 (a)	44,229
160,573	7.000%, 05/01/32	188,148
256,835	2.875%, 09/01/32 (a)	274,933
46,446	7.000%, 09/01/32	49,174
601,304	2.465%, 07/01/33 (a)	640,019
376,991	2.076%, 11/01/33 (a)	400,811
707,583	2.340%, 12/01/33 (a)	754,043
293,034	2.308%, 03/01/34 (a)	310,619
562,137	2.183%, 04/01/34 (a)	592,453
184,895	2.435%, 08/01/34 (a)	197,925
2,021	6.000%, 09/01/34	2,280
1,002,585	2.002%, 10/01/34 (a)	1,048,222
320,352	2.186%, 10/01/34 (a)	339,725
3,199,208	1.920%, 01/01/35 (a)	3,360,259
316,505	2.262%, 03/01/35 (a)	337,937
431,169	2.470%, 04/01/35 (a)	458,151
765,571	2.059%, 05/01/35 (a)	803,862
456,324	2.210%, 05/01/35 (a)	480,879
657,339	2.563%, 05/01/35 (a)	703,660
546,376	1.802%, 06/01/35 (a)	570,800
2,265,905	2.362%, 06/01/35 (a)	2,408,387
1,391,766	2.372%, 06/01/35 (a)	1,489,841
475,963	1.883%, 08/01/35 (a)	496,265

Par Value		Value

	Federal National Mortgage Association - (continued)
$977,223	2.500%, 08/01/35 (a)	$1,039,763
1,890,560	2.661%, 09/01/35 (a)	2,023,784
790,930	3.136%, 09/01/35 (a)	849,726
473,885	2.273%, 10/01/35 (a)	507,279
1,186,219	2.207%, 11/01/35 (a)	1,252,087
896,063	2.362%, 03/01/36 (a)	953,540
718,947	2.654%, 04/01/36 (a)	766,721
4,841,530	2.349%, 12/01/37 (a)	5,175,551
1,949,446	2.583%, 12/01/37 (a)	2,086,820
1,815,724	2.199%, 01/01/38 (a)	1,935,905
1,597,621	2.322%, 05/01/39 (a)	1,694,756
152,841	5.000%, 10/01/39	169,594

		38,158,557

	Government National Mortgage Association - 1.75%
2,431,977	2.000%, 02/20/43 (a)	2,517,930
185,352	1.750%, 05/20/42 (a)	191,164
149,115	1.750%, 06/20/42 (a)	154,085
677,878	2.000%, 07/20/42 (a)	703,326
1,661,770	2.000%, 08/20/42 (a)	1,723,437
4,444,341	2.000%, 09/20/42 (a)	4,614,793
77,517	2.000%, 10/20/42 (a)	80,420
164,587	2.000%, 12/20/42 (a)	170,971

		10,156,126

	Total Mortgage-Backed Obligations	63,082,539

	(Cost $61,309,216)

AGENCY DEBENTURES - 21.53%
	Federal Home Loan Bank - 15.99%
2,500,000	0.280%, 02/19/16 (d)	2,496,900
85,350,000	0.750%, 02/13/17	85,410,513
5,000,000	1.000%, 06/09/17	5,016,215

		92,923,628

	Federal Home Loan Mortgage Corporation - 0.43%
2,500,000	0.280%, 02/12/16 (d)	2,497,028

		2,497,028

	Federal National Mortgage Association - 5.11%
6,500,000	0.500%, 10/22/15	6,502,678
23,200,000	0.750%, 03/14/17	23,193,574

		29,696,252

	Total Agency Debentures	125,116,908

	(Cost $125,047,739)

U.S. TREASURY OBLIGATIONS - 51.61%
	United States Treasury Notes & Bonds - 51.61%
86,800,000	0.500%, 03/31/17	86,629,351
43,000,000	0.875%, 11/15/17	43,019,608
169,900,000	1.000%, 03/15/18	170,099,123
200,000	2.500%, 02/15/45	181,938

		299,930,020

	Total U.S. Treasury Obligations	299,930,020

	(Cost $300,488,031)

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Short Duration Portfolio

Portfolio of Investments (continued) – August 31, 2015

Par Value		Value

U.S. GOVERNMENT-BACKED OBLIGATIONS - 3.85%
	Federal Home Loan Mortgage Corp, Multifamily Structured Pass Thru Certificates
$5,193,661	Series K501, Class A2 1.655%, 11/25/16 (c)	$5,230,694
1,500,000	Series K703, Class A2 2.699%, 05/25/18 (c)	1,553,132
8,600,000	Series KP02, Class A2 2.355%, 04/25/21 (a) (c)	8,748,802
4,395,857	Series KF03, Class A 0.539%, 01/25/21 (a)	4,394,386
	National Credit Union Administration
2,300,000	3.000%, 06/12/19	2,419,263

	Total U.S. Government-Backed Obligations	22,346,277

	(Cost $22,083,142)

REPURCHASE AGREEMENT - 0.28%
1,600,000	Merrill Lynch, 0.13%, Dated 08/31/15, matures 09/01/15, repurchase price $1,600,006 (collateralized by $1,428,000 par amount of U.S. Treasury Note with an interest rate of 3.625% due 02/15/44, total market value $1,632,027)	1,600,000

	Total Repurchase Agreement	1,600,000

	(Cost $1,600,000)
	Total Investments - 99.70%	579,321,619

	(Cost $577,418,350 (e))
	Net Other Assets and Liabilities - 0.30%	1,770,678

	Net Assets - 100.00%	$581,092,297

(a)	Variable rate securities. Interest rates disclosed are those which are in effect at August 31, 2015. Maturity date shown is the date of the next coupon rate reset or actual maturity.

(b)	The security has PAC (Planned Amortization Class) collateral.

(c)	The security has Sequential collateral.

(d)	Discount Note. Rate shown is yield at time of purchase.

(e)	Cost for U.S. federal income tax purposes is $577,505,909. As of August 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,600,254 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $784,544. The net unrealized appreciation was $1,815,710.

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Statements of Assets and Liabilities

August 31, 2015

	Ultra-Short Duration Government Portfolio	Short Duration Portfolio

ASSETS:

INVESTMENTS:
Investments and repurchase agreements at cost	$518,008,523	$577,418,350

Investments at value	$469,535,908	$577,721,619
Repurchase agreements at value	50,200,000	1,600,000

Total investments and repurchase agreements at value	519,735,908	579,321,619

Cash	629,350	505,529

RECEIVABLES:
Interest	743,733	1,483,544
Investment securities sold	120,997	85,397
Other assets	34,565	37,842

Total Assets	521,264,553	581,433,931

LIABILITIES:

PAYABLES:
Dividends	64,072	109,030
Advisory fees	68,235	75,841
Administration fees	22,215	24,691
Distribution fees	529	877
Accrued expenses	125,699	131,195

Total Liabilities	280,750	341,634

NET ASSETS	$520,983,803	$581,092,297

NET ASSETS CONSIST OF:
Paid-in capital	$526,229,037	$586,763,057
Accumulated undistributed net investment income	169,289	81,028
Accumulated net realized loss on investment transactions	(7,141,908)	(7,655,057)
Net unrealized appreciation on investments	1,727,385	1,903,269

TOTAL NET ASSETS	$520,983,803	$581,092,297

TCU Shares:
Net Assets	$500,819,530	$546,841,367
Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	52,562,118	56,269,823

Net asset value, offering and redemption price per share (net assets/shares outstanding)	$9.53	$9.72

Investor Shares:
Net Assets	$20,164,273	$34,250,930
Total Shares outstanding, $0.001 par value (unlimited number of shares authorized)	2,116,335	3,524,407

Net asset value, offering and redemption price per share (net assets/shares outstanding)	$9.53	$9.72

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Statements of Operations

For the Year Ended August 31, 2015

	Ultra-Short Duration Government Portfolio	Short Duration Portfolio

INVESTMENT INCOME:
Interest	$2,421,008	$4,365,644

EXPENSES:
Advisory fees	851,388	878,382
Administration fees	277,713	286,491
Legal fees	148,027	148,505
Audit and tax fees	36,500	36,500
Custody fees	74,980	74,583
Accounting fees	207,103	213,829
Compliance fees	63,842	65,971
Trustees’ fees	112,817	114,432
Printing fees	29,763	29,777
Transfer agent fees	101,289	101,200
Distribution and Service (12b-1) Fees Investor Shares	6,435	9,793
Other expenses	141,525	136,013

Total operating expenses	2,051,382	2,095,476

Trustees’ fees waived	(16,922)	(17,165)
Compliance fees waived	(5,928)	(6,072)
Legal fees waived	(1,930)	(2,016)

Total expense reductions	(24,780)	(25,253)

Net operating expenses	2,026,602	2,070,223

Net Investment Income	394,406	2,295,421

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net Realized Gain (Loss) on Investment Transactions	(12,948)	673,950
Net Change in Unrealized Depreciation of Investments	(134,950)	(901,726)

Net Realized and Unrealized Loss on Investments	(147,898)	(227,776)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:	$246,508	$2,067,645

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Statements of Changes in Net Assets

	Ultra-Short Duration Government Portfolio		Short Duration Portfolio
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014

Investment Activities:
Operations:
Net investment income	$394,406	$984,581	$2,295,421	$2,078,095
Net realized gain (loss) on investment transactions	(12,948)	(5,929)	673,950	790,417
Net change in unrealized appreciation (depreciation) of investments	(134,950)	354,475	(901,726)	834,755

Net increase in net assets resulting from operations	246,508	1,333,127	2,067,645	3,703,267

Distributions to Shareholders:
From net investment income
TCU Shares	(1,641,518)	(3,074,281)	(3,153,383)	(3,382,978)
Investor Shares	(57,493)	(106,590)	(181,321)	(185,726)

Total Distributions	(1,699,011)	(3,180,871)	(3,334,704)	(3,568,704)

From Shares Transactions:
TCU Shares:
Proceeds from sale of shares	19,824,937	67,937,796	26,543,601	65,064,193
Reinvestment of dividends and distributions	955,775	1,762,254	2,055,267	2,003,096
Cost of shares repurchased	(87,772,698)	(112,787,371)	(40,318,983)	(78,972,615)
Investor Shares:
Proceeds from sale of shares	8,344,994	4,283,423	15,961,537	8,120,711
Reinvestment of dividends and distributions	11,502	13,144	146,673	110,081
Cost of shares repurchased	(9,113,931)	(7,422,690)	(14,060,000)	(11,549,327)

Net decrease in net assets resulting from share transactions	(67,749,421)	(46,213,444)	(9,671,905)	(15,223,861)

Net change in net assets	(69,201,924)	(48,061,188)	(10,938,964)	(15,089,298)
Net Assets:
Beginning of year	590,185,727	638,246,915	592,031,261	607,120,559
End of year	$520,983,803	$590,185,727	$581,092,297	$592,031,261

Accumulated Undistributed Net Investment Income	$169,289	$467,360	$81,028	$148,067

Other Information:
Summary of Shares Transactions:
TCU Shares:
Shares sold	2,076,454	7,105,545	2,728,703	6,676,844
Reinvestment of dividends and distributions	100,169	184,288	211,069	205,601
Shares repurchased	(9,199,407)	(11,792,375)	(4,134,955)	(8,105,479)

Total TCU Share Transactions	(7,022,784)	(4,502,542)	(1,195,183)	(1,223,034)

Investor Shares:
Shares Sold	874,269	447,535	1,638,444	833,676
Reinvestment of dividends and distributions	1,206	1,374	15,064	11,299
Shares repurchased	(955,302)	(776,022)	(1,443,815)	(1,185,473)

Total Investor Share Transactions	(79,827)	(327,113)	209,693	(340,498)

Net decrease in shares outstanding	(7,102,611)	(4,829,655)	(985,490)	(1,563,532)

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Ultra-Short Duration Government Portfolio — TCU Shares
	Years Ended August 31,
	2015	2014	2013	2012	2011
Net Asset Value,
Beginning of year	$9.55	$9.58	$9.64	$9.62	$9.61

Income from Investment Operations:
Net investment income(a)(b)	0.01	0.02	0.02	0.04	0.04
Net realized and unrealized gain/(loss) on investment transactions	—	—	(0.03)	0.02	0.02

Total income (loss) from investment operations	0.01	0.02	(0.01)	0.06	0.06

Less Distributions from:
Investment income(b)	(0.03)	(0.05)	(0.05)	(0.04)	(0.05)

Total Distributions	(0.03)	(0.05)	(0.05)	(0.04)	(0.05)

Net Asset Value,
End of year	$9.53	$9.55	$9.58	$9.64	$9.62

Total Return(c)	0.10%	0.22%	(0.08)%	0.58%	0.64%
Ratios/Supplemental Data:
Net Assets at the end of period (in thousands)	$500,820	$569,206	$614,074	$630,246	$563,153
Ratios to average net assets:
Expenses net of expense reductions	0.36%	0.36%	0.34%	0.34%	0.36%
Expenses before expense reductions	0.37%	0.36%	0.34%	0.34%	0.36%
Net investment income	0.07%	0.17%	0.25%	0.38%	0.44%
Portfolio Turnover Rate	196%	137%	224%	105%	193%

(a)	Calculated based on average shares outstanding.
(b)	Net investment income per share differs from Distributions to Shareholders from net investment income primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	Ultra-Short Duration Government Portfolio — Investor Shares
	Year Ended August 31, 2015	Year Ended August 31, 2014	For the Period November 30, 2012(a) to August 31, 2013

Net Asset Value,
Beginning of period	$9.55	$9.58	$9.64

Income from Investment Operations:
Net investment income(b)(c)	0.01	0.01	0.02
Net realized and unrealized gain (loss) on investment transactions	—	0.01	(0.04)

Total income (loss) from investment operations	0.01	0.02	(0.02)

Less Distributions from:
Investment income(c)	(0.03)	(0.05)	(0.04)

Total Distributions	(0.03)	(0.05)	(0.04)

Net Asset Value,
End of period	$9.53	$9.55	$9.58

Total Return(d)	0.07%	0.19%	(0.25	)%(e)
Ratios/Supplemental Data:
Net Assets at the end of period (in thousands)	$20,164	$20,980	$24,173
Ratios to average net assets:
Expenses net of expense reductions	0.39%	0.39%	0.37	%(f)
Expenses before expense reductions	0.40%	0.39%	0.37	%(f)
Net investment income	0.04%	0.14%	0.22	%(f)
Portfolio Turnover Rate	196%	137%	224	%(e)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding.
(c)	Net investment income per share differs from Distributions to Shareholders from net investment income primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.
(d)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(e)	Not annualized.
(f)	Annualized.

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Short Duration Portfolio — TCU Shares
	Years Ended August 31,
	2015	2014	2013	2012	2011
Net Asset Value,
Beginning of year	$9.74	$9.74	$9.82	$9.79	$9.76

Income from Investment Operations:
Net investment income(a)(b)	0.04	0.03	0.04	0.06	0.10
Net realized and unrealized gain (loss) on investment transactions	—	0.03	(0.06)	0.04	0.04

Total income (loss) from investment operations	0.04	0.06	(0.02)	0.10	0.14

Less Distributions from:
Investment income(b)	(0.06)	(0.06)	(0.06)	(0.07)	(0.11)

Total Distributions	(0.06)	(0.06)	(0.06)	(0.07)	(0.11)

Net Asset Value,
End of year	$9.72	$9.74	$9.74	$9.82	$9.79

Total Return(c)	0.38%	0.59%	(0.19)%	1.02%	1.49%
Ratios/Supplemental Data:
Net Assets at the end of period (in thousands)	$546,841	$559,745	$571,525	$545,176	$477,308
Ratios to average net assets:
Expenses	0.36%	0.35%	0.34%	0.35%	0.36%
Net investment income	0.40%	0.34%	0.40%	0.60%	1.03%
Portfolio Turnover Rate	206%	157%	229%	173%	283%

(a)	Calculated based on average shares outstanding.
(b)	Net investment income per share differs from Distributions to Shareholders from net investment income primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	Short Duration Portfolio — Investor Shares
	Year Ended August 31, 2015	Year Ended August 31, 2014	For the Period November 30, 2012(a) to August 31, 2013

Net Asset Value,
Beginning of period	$9.74	$9.74	$9.82

Income from Investment Operations:
Net investment income(b)(c)	0.04	0.03	0.03
Net realized and unrealized gain (loss) on investment transactions	(0.01)	0.02	(0.07)

Total income (loss) from investment operations	0.03	0.05	(0.04)

Less Distributions from:
Investment income(c)	(0.05)	(0.05)	(0.04)

Total Distributions	(0.05)	(0.05)	(0.04)

Net Asset Value,
End of period	$9.72	$9.74	$9.74

Total Return(d)	0.34%	0.56%	(0.37	)%(e)
Ratios/Supplemental Data:
Net Assets at the end of period (in thousands)	$34,251	$32,286	$35,596
Ratios to average net assets:
Expenses	0.39%	0.38%	0.37	%(f)
Net investment income	0.37%	0.31%	0.37	%(f)
Portfolio Turnover Rate	206%	157%	229	%(e)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding.
(c)	Net investment income per share differs from Distributions to Shareholders from net investment income primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.
(d)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(e)	Not annualized.
(f)	Annualized.

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Notes to Financial Statements

Year Ended August 31, 2015

Note 1. Organization

Trust for Credit Unions (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company currently consisting of two diversified portfolios: Ultra-Short Duration Government Portfolio and Short Duration Portfolio (collectively, “the Portfolios” or individually, a “Portfolio”). Shares of the Portfolios are offered for sale solely to state and federally chartered credit unions. The Trust previously offered shares of another portfolio, the Money Market Portfolio, which suspended operations as of the close of business on May 30, 2014.

On October 1, 2012, the Trust began offering a second class of shares, known as Investor Shares, in each of the Portfolios and the existing shares in each Portfolio were redesignated as TCU Shares. Investor Shares and TCU Shares of each Portfolio should have returns that are substantially the same because they represent interests in the same Portfolio and differ only to the extent that they have different class specific expenses. Effective October 1, 2012, TCU Shares of each Portfolio are only available to those shareholders that have open accounts in the particular Portfolio as of such date. The Investor Shares of each Portfolio commenced operations on November 30, 2012.

The Portfolios seek to achieve a high level of current income, consistent with low volatility of principal (in the case of the Ultra-Short Duration Government Portfolio) and relatively low volatility of principal (in the case of the Short Duration Portfolio) by investing in obligations authorized under the Federal Credit Union Act.

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Portfolios. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation

Investments in mortgage-backed, asset-backed and U.S. Treasury obligations for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Portfolio securities for which accurate market quotations are not readily available due to, among other factors, current market trading activity, credit quality and default rates, are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Portfolios’ Board of Trustees.

The Portfolios are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Level 1	–	quoted prices in active markets for identical securities

Level 2	–	significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3	–	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

At the end of each calendar quarter, management evaluates the Level 2 and Level 3 assets and liabilities, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates Level 1 and Level 2 assets and liabilities, if any, on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Portfolios’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Portfolios may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities. Transfers in and out of Level 1, Level 2 and Level 3 are based on values at the end of the period. There were no transfers into or out of Levels 1, 2 or 3 during the year ended August 31, 2015.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to value each Portfolio’s net assets as of August 31, 2015 is as follows:

	Ultra-Short Duration Government Portfolio
	Total Market Value at 8/31/15	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Asset-Backed Securities	$1,269,148	$—	$1,269,148	$—
Collateralized Mortgage Obligations	68,328,105	—	68,328,105	—
Mortgage-Backed Obligations	64,538,249	—	64,538,249	—
Agency Debentures	213,284,857	—	208,534,857	4,750,000
U.S. Treasury Obligations	94,324,719	—	94,324,719	—
U.S. Government Backed Obligations	27,790,830	—	27,790,830	—
Repurchase Agreement	50,200,000	—	50,200,000	—

	$519,735,908	$—	$514,985,908	$4,750,000

TRUST FOR CREDIT UNIONS

Notes to Financial Statements

Year Ended August 31, 2015 (continued)

	Short Duration Portfolio
	Total Market Value at 8/31/15	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Total Investments*	$579,321,619	$—	$579,321,619	$—

*	Please refer to Schedule of Investments for security type breakout.

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of August 31, 2015:

Ultra-Short Duration Government Portfolio

Fair Value, beginning of period	$5,250,000
Transfers into Level 3	—
Transfers out of Level 3	—
Gross purchases	—
Gross sales	(500,000)
Total net realized gains (losses)	—
Total change in unrealized appreciation (depreciation)	—

Fair Value, end of period	$4,750,000

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for Portfolio investments.

B. Security Transactions and Investment Income

Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

All paydown gains and losses are classified as interest income in the accompanying Statements of Operations in accordance with U.S. GAAP. Market discounts, original issue discounts and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding increase/decrease in the cost basis of that security using the yield to maturity method.

C. Distribution to Shareholders

Each Portfolio intends to distribute to its shareholders substantially all of its investment income and capital gains. The Portfolios declare dividends from net investment income daily and pay such dividends monthly. Each Portfolio makes distributions of net realized capital gains, if any, at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

D. Allocations

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Portfolio are allocated daily to each class of shares based upon its proportionate share of total net assets of the Portfolio. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Portfolio. Expenses not directly charged to a Portfolio are allocated proportionally among all the Portfolios in the Trust, daily in relation to the net assets of each Portfolio or another reasonable measure.

E. Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

F. Federal Taxes

It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Income distributions to shareholders are recorded on the ex-dividend date, declared daily and paid monthly by the Portfolios. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards may reduce the requirement of future capital gain distributions.

The characterization of distributions to shareholders is determined in accordance with U.S. federal income tax rules, which may differ from U.S. GAAP. Therefore, the source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gains or as a tax return of capital.

Generally, paydown gains and losses are recorded as increases (paydown gains) or decreases (paydown losses) against capital gains for tax purposes. The Portfolios have elected to accrete and amortize market discounts and premiums on portfolio securities for tax purposes based on the securities’ yield to maturity. For the current year, net amortization is reducing ordinary income available for distribution.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Portfolios’ financial statements. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

G. Expenses

Expenses incurred by the Portfolios that do not specifically relate to an individual Portfolio are generally allocated to the Portfolios based on each Portfolio’s relative average net assets for the period or in such other manner as the Board of Trustees deems fair or equitable depending upon the nature of the expenses. In addition, expenses incurred by a Portfolio that do not specifically relate to a particular class of shares of the Portfolio are generally allocated to the appropriate classes based on each class’ relative average net

TRUST FOR CREDIT UNIONS

Notes to Financial Statements

Year Ended August 31, 2015 (continued)

assets or in such other manner as the Board of Trustees deems fair and equitable. Expenses that specifically relate to a particular class of shares of a Portfolio are allocated to that class.

The Portfolios pay compensation to the independent Trustees of the Trust in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Portfolios do not pay compensation to Trustees or officers of the Trust who are also officers of the Trust’s investment adviser or administrator.

H. Repurchase Agreements

Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolios, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Portfolios may be delayed or limited and there may be a decline in the value of the collateral during the period while the Portfolios seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolios’ regular custodian or at a custodian specifically designated for purposes of the repurchase agreement under triparty repurchase agreements.

A repurchase agreement may permit a Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the repurchase agreement with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the repurchase agreement counterparty’s bankruptcy or insolvency. Pursuant to the terms of the repurchase agreement, a Portfolio receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Portfolio upon the maturity of the transaction. Upon a bankruptcy or insolvency of the repurchase agreement counterparty, the Portfolio would recognize a liability with respect to such excess collateral to reflect the Portfolio’s obligation under bankruptcy law to return the excess to the counterparty.

Master Repurchase Agreements (“MRAs”) permit the Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Portfolio receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Portfolio upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Portfolio would recognize a liability with respect to such excess collateral to reflect the Portfolio’s obligation under bankruptcy law to return the excess to the counterparty.

The Portfolios had investments in repurchase agreements at August 31, 2015. The gross value and related collateral received for these investments are presented in each Portfolio of Investments and the value of these investments is also presented in the Statements of Assets and Liabilities. The value of the related collateral held by each Portfolio exceeded the value of its respective repurchase agreements as of August 31, 2015.

I. When-Issued Securities

Consistent with National Credit Union Administration (“NCUA”) rules and regulations, the Portfolios may purchase or sell when-issued securities that have been authorized but not yet issued in the market. The value of a when-issued security sale is recorded as an asset and a liability on the Portfolios’ records with the difference between its market value and expected cash proceeds recorded as an unrealized gain or loss. Gains or losses are realized upon delivery of the security sold. Losses may arise due to changes in the market value of the security or from the inability of counterparties to meet the terms of the transaction. All settlements in connection with purchases and sales of when-issued securities must be by regular way (i.e., the normal security settlement time, which may vary according to security type). When purchasing a security on a when-issued basis, the Portfolios must set aside liquid assets, or engage in other appropriate measures to cover the obligations under the contract.

J. Mortgage Dollar Rolls

The Portfolios may enter into mortgage ‘‘dollar rolls’’ in which the Portfolios sell securities in the current month for delivery and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Portfolios treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. During the settlement period between the sale and repurchase, the Portfolios will not be entitled to accrue interest and/or receive principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolios may decline below the repurchase price of those securities. In the event the buyer of the securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Portfolios’ use of proceeds of the transaction may be restricted pending a determination by, or with respect to, the other party.

K. New Accounting Pronouncement

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements for fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Trust’s financial statement disclosures.

TRUST FOR CREDIT UNIONS

Notes to Financial Statements

Year Ended August 31, 2015 (continued)

Note 3. Agreements and 12b-1 Plan

A. Advisory Agreement

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to an Advisory Agreement (the “Agreement”) with the Trust on behalf of the Portfolios. Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trust’s Board of Trustees. As compensation for services rendered pursuant to the Agreement and the assumption of the expenses related thereto, GSAM is entitled to an advisory fee, computed daily and payable monthly at the following annual rates:

Portfolio	Asset Level	Contractual Rate

Ultra-Short Duration	first $250 million	0.18%
Government and	next $250 million	0.16
Short Duration(1)	in excess of $500 million	0.14

(1)	Advisory fee rate is based on the aggregate average net assets of the Portfolios. Fees are charged on a pro rata basis between the Portfolios.

B. Administration Agreement

Callahan Credit Union Financial Services Limited Liability Limited Partnership (“CUFSLP”) serves as the Portfolios’ administrator pursuant to an Administration Agreement. Callahan Financial Services, Inc. (“CFS”) serves as a general partner to CUFSLP, which includes 37 major credit unions that are limited partners. As compensation for services rendered pursuant to such Agreement, CUFSLP is entitled to fees, computed daily and payable by the Portfolios monthly, at the following annual rates as a percentage of each respective Portfolio’s average daily net assets:

Portfolio	CUFSLP Fee
Ultra-Short Duration Government	0.05%
Short Duration	0.05

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), an indirect wholly owned subsidiary of The Bank of New York Mellon Corporation, provides additional administrative services to the Portfolios pursuant to an Administration and Accounting Services Agreement. As compensation for services rendered pursuant to such Agreement, effective February 1, 2013 BNY Mellon is entitled to the following fees, computed daily and payable by the Portfolios monthly, at the following annual rates as a percentage of the aggregate average net assets.

Asset Level	Contractual Rate(1)
up to $200 million	0.035%
from $200 to $500 million	0.030
from $500 to $1 billion	0.025
in excess of $1 billion	0.020

(1)

Portfolios are subject to an aggregate minimum annual base fee of $75,000. In addition, each Portfolio is subject to annual base fees for Financial Reporting, Tax and Regulatory Administration services.

C. Other Agreements

CFS serves as exclusive distributor of shares of the Portfolios. CFS did not receive any compensation under the Distribution Agreement during the year ended August 31, 2015.

BNY Mellon serves as transfer agent of the Portfolios and receives a fee (“transfer agent fee”) from each Portfolio. The transfer agent fee is calculated monthly based on a fixed amount and is assessed on the number of accounts serviced during the month.

Effective April 11, 2011, the Board of Trustees of the Trust voluntarily agreed to waive 15% of its fees. The fees waived by the Trustees from September 1, 2014 through August 31, 2015 amounted to $16,922 for the Ultra-Short Duration Government Portfolio and $17,165 for the Short Duration Portfolio.

Effective April 11, 2011, Nisen & Elliott, LLC, counsel to the independent Trustees of the Trust, voluntarily agreed to waive 15% of its legal fees. For the year ended August 31, 2015, Nisen & Elliott, LLC waived legal fees amounting to $3,946. The legal fees waived by Nisen & Elliott, LLC from September 1, 2014 through August 31, 2015 amounted to $1,930 for the Ultra-Short Duration Government Portfolio and $2,016 for the Short Duration Portfolio.

Effective April 11, 2011, Vigilant Compliance Services voluntarily agreed to waive its fee in an amount equal to 10% of such fee. The compliance fees waived by Vigilant Compliance Services from September 1, 2014 through August 31, 2015 amounted to $5,928 for the Ultra-Short Duration Government Portfolio and $6,072 for the Short Duration Portfolio.

The Trust has adopted a Distribution Plan (the “12b-1 Plan”) with respect to Investor Shares of the Portfolios. Under the 12b-1 Plan, the Trust may pay the distributor (or any other person) an amount of up to 0.25% annually of the average daily net assets attributable to Investor Shares of each Portfolio in consideration for expenses and activities primarily intended to result in the sale of Investor Shares and/or for administrative support services. The Trust is currently limiting the fee payable under the 12b-1 Plan with respect to Investor Shares of each Portfolio to 0.03% of the average daily net assets attributable to Investor Shares of each such Portfolio. For the year ended August 31, 2015, the Ultra-Short Duration Government Portfolio and Short Duration Portfolio incurred fees under the 12b-1 Plan of $6,435 and $9,793, respectively.

Note 4. Investment Transactions

The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended August 31, 2015 were as follows:

	Ultra-Short Duration Government Portfolio	Short Duration Portfolio
Purchases of U.S. Government and agency obligations	$677,380,189	$1,167,653,255
Purchases (excluding U.S. Government and agency obligations)	—	—
Sales or maturities of U.S. Government and agency obligations	797,734,108	1,158,394,389
Sales or maturities (excluding U.S. Government and agency obligations)	928,439	—

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Notes to Financial Statements

Year Ended August 31, 2015 (continued)

Note 5. Tax Information

The tax character of distributions paid for the fiscal year ended August 31, 2015 was as follows:

	Ultra-Short Duration Government Portfolio	Short Duration Portfolio
Distributions paid from:

Ordinary income	$1,723,094	$3,315,710
Long Term Capital Gains	—	—
Capital	—	—

Total taxable distributions	$1,723,094	$3,315,710

The tax character of distributions paid for the fiscal year ended August 31, 2014 was as follows:

	Ultra-Short Duration Government Portfolio	Short Duration Portfolio
Distributions paid from:

Ordinary income	$3,221,713	$3,604,582
Long Term Capital Gains	—	—
Capital	—	—

Total taxable distributions	$3,221,713	$3,604,582

As of August 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

	Ultra-Short Duration Government Portfolio	Short Duration Portfolio
Undistributed ordinary income—net	$477,195	$277,617

Total undistributed earnings	$477,195	$277,617
Capital loss carryforward(1)	(6,299,680)	(6,929,612)
Timing differences (dividends payable and late-year losses)	(906,300)	(834,475)
Unrealized gains—net	1,483,551	1,815,710

Total accumulated losses—net	$(5,245,234)	$(5,670,760)

(1)	The amount and year of expiration for each capital loss carryforward is indicated below. Expiration occurs on August 31 of the year indicated.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 was enacted to modernize several of the federal income and excise tax provisions related to regulated investment companies. Under pre-enactment law, capital losses could be carried forward for eight years following the loss, and such carryforward is treated as a short-term capital loss in each of those years, irrespective of the character of the original loss. Net capital losses (earned in taxable years beginning after December 22, 2010) (“post–2010 losses”) may be carried forward indefinitely and must retain the character of the original loss. Such post–2010 losses generally must be used by a regulated investment company before it uses any net capital losses incurred in taxable years beginning on or before December 22, 2010. This increases the likelihood that net capital losses incurred in taxable years beginning on or before December 22, 2010 will expire unused.

	Ultra-Short Duration Government Portfolio	Short Duration Portfolio
2016	$(199,455)	$—
2017	—	—
2018	—	(3,825,043)
2019	(163,234)	—
No Expiration – Long Term	(2,016,254)	(813,568)
No Expiration – Short Term	(3,920,737)	(2,291,001)

During the fiscal year ended August 31, 2015, the Short Duration Portfolio utilized $419,760 of short term capital loss carryforwards.

During the fiscal year ended August 31, 2015, the Ultra-Short Duration Government Portfolio and Short Duration Portfolio lost through expiration $1,903,494 and $5,253,669 of capital loss carryforwards, respectively.

Net capital and foreign currency losses incurred after October 31 and certain ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended August 31, 2015, the Portfolios deferred to September 1, 2015 late year capital and ordinary losses of:

	Ultra-Short Duration Government Portfolio	Short Duration Portfolio
Late Year Capital Losses	$842,228	$725,445

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to accretion of market discounts, amortization of market premiums, and wash sale deferrals.

In order to present certain components of the Portfolios’ capital accounts on a tax basis, certain reclassifications have been recorded to the Portfolios’ accounts. These reclassifications have no impact on the net asset value of the Portfolios. Reclassifications result primarily from the difference in the tax treatment of paydown gains and losses, distribution redesignations, market discounts and market premiums and expiration of capital loss carryforwards.

Portfolio	Paid-in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain/Loss
Ultra-Short Duration Government	$(1,903,494)	$1,006,534	$896,960
Short Duration	(5,253,669)	972,244	4,281,425

Note 6. Credit and Concentration Risk

The Portfolios may invest a portion of their assets in securities of issuers that hold mortgage securities, including residential mortgages. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in the interest rates.

The Portfolios may also invest in multiple class mortgage-related securities, including collateralized mortgage obligations and REMIC pass-through or participation certificates (collectively, “CMOs”). These multiple class securities may be mortgage-related securities issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, including the Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In general, CMOs represent

TRUST FOR CREDIT UNIONS

Notes to Financial Statements

Year Ended August 31, 2015 (continued)

direct ownership interests in a pool of residential mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as “regular” interests or “residual” interests. The Portfolios may not purchase residual interests, but may purchase other types of interests. Each class of a CMO, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying a CMO may cause some or all of the classes of the CMO to be retired substantially earlier than its final distribution date. The principal of and interest on the Mortgage Assets may be allocated among several classes of a CMO in various ways.

Note 7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

Trust for Credit Unions:

We have audited the accompanying statements of assets and liabilities of the Trust for Credit Unions (the “Trust”), comprising respectively, the Ultra-Short Duration Government Portfolio and the Short Duration Portfolio, including the portfolios of investments as of August 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on those financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Ultra-Short Duration Government Portfolio and the Short Duration Portfolio as of August 31, 2015, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

October 30, 2015

TRUST FOR CREDIT UNIONS

Additional Information (Unaudited)

Tax Information

For the year ended August 31, 2015, the Portfolios had no long-term capital gain distributions.

Expenses – Six-Month Period Ended August 31, 2015

As a shareholder of the Portfolios, you incur ongoing costs, including management fees, administration fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2015 through August 31, 2015.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled

“Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolios, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholder may incur transaction costs.

	Ultra-Short Duration Government Portfolio				Short Duration Portfolio

	Beginning Account Value 3/1/15	Ending Account Value 8/31/15		Expenses Paid for the 6 months ended 8/31/15*	Beginning Account Value 3/1/15	Ending Account Value 8/31/15		Expenses Paid for the 6 months ended 8/31/15*
TCU Shares
Actual	$1,000.00	$1,000.20		$1.92	$1,000.00	$1,002.00		$1.87
Hypothetical 5% Return	1,000.00	1,023.29	+	1.94	1,000.00	1,023.34	+	1.89
Investor Shares
Actual	1,000.00	1,000.10		2.07	1,000.00	1,001.80		2.02
Hypothetical 5% Return	1,000.00	1,023.14	+	2.09	1,000.00	1,023.19	+	2.04

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period). The annualized net expense ratios for the period were 0.38% and 0.37% for the Ultra-Short Duration Government Portfolio and Short Duration Portfolio’s TCU Shares, respectively, and 0.41% and 0.40% for the Ultra-Short Duration Government Portfolio and Short Duration Portfolio’s Investor Shares respectively.

+	Hypothetical expenses are based on the Portfolios’ actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

TRUST FOR CREDIT UNIONS

Additional Information (Unaudited) (continued)

Statement Regarding Basis for Approval of Advisory Agreement

The Trustees oversee the management of Trust for Credit Unions (the “Trust”), and review the investment performance and expenses of each of the Trust’s investment portfolios (the “Portfolios”) at quarterly meetings held during the Portfolios’ fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment advisory agreement (the “Advisory Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for the Portfolios.

The Advisory Agreement was most recently approved by the Trustees, all of whom are not parties to the Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), on March 20, 2015 (the “Annual Contract Meeting”).

At the Annual Contract Meeting the Trustees reviewed matters that included: (a) the Portfolios’ investment advisory fee arrangements; (b) the Portfolios’ investment performance; (c) the quality of the Investment Adviser’s services; (d) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (e) the Investment Adviser’s financial resources; (f) the terms of the Advisory Agreement; (g) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment advisory agreements; and (h) the Investment Adviser’s U.S. fixed income investment philosophy and process and money market investment philosophy and process, credit research process, compliance policies and procedures, trade aggregation and allocation policies and employee trading practices; and the overall benefits realized by the Portfolios from their relationship with the Investment Adviser. At the Annual Contract Meeting, the Trustees also considered the expenses paid by the Portfolios and the Portfolios’ expense trends over time.

In connection with the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. During the course of their deliberations, the Independent Trustees met in executive session without employees of the Investment Adviser present.

In evaluating the Advisory Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge of the Investment Adviser’s services and the Portfolios resulting from their meetings and other interactions throughout the year with the Investment Adviser. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management services under the Advisory Agreement, including: (a) information on the investment performance of the Portfolios in comparison to other mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Portfolios invest; (c) compliance reports; and (d) expenses borne by the Portfolios.

In connection with their approval of the Advisory Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. The Trustees concluded that the Investment Adviser had substantial resources to provide services to the Trust; that the Investment Adviser’s services had been acceptable; and that the Investment Adviser had been responsive to requests made by the Trustees and to regulatory and industry changes.

Information on the Portfolios’ investment performance was provided for the quarter to date, calendar year to date, one, three, five and ten year and since inception periods ended February 28, 2015. The Trustees considered the Portfolios’ investment performance in light of their performance benchmarks and the performance of other unaffiliated mutual funds, the investment objectives and credit parameters applicable to the Portfolios and the current economic environment. The Trustees concluded that the investment performance of each of the Portfolios as compared to their respective benchmarks and such other unaffiliated mutual funds was acceptable.

The Trustees also considered the contractual fee rates payable by the Portfolios under the Advisory Agreement. In this regard, information on the fees paid by the Portfolios and the Portfolios’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for other unaffiliated mutual funds. Most of the comparisons of the Portfolios’ fee rates and total operating expense ratios were prepared by Lipper, Inc. (“Lipper”), a third-party consultant selected by management of the Trust. The Trustees found the peer group and category universe comparisons to be helpful in their deliberations.

The Trustees also reviewed analyses prepared by Lipper Inc. of the expense rankings of the Portfolios. The analyses provided a comparison of the Portfolios’ management fees to relevant expense groups and expense universes; expense analyses which compared each Portfolio’s expenses to an expense group and expense universe; and a five-year history of each Portfolio’s expenses.

In addition, the Trustees reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Portfolios and their unitholders were participating in the benefits of these economies. In this regard, the Trustees considered the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and the profits realized by it, and information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. In this connection, the Trustees noted that the aggregate investment advisory fee for the Ultra-Short Duration Government Portfolio and Short Duration Portfolio had breakpoints at the $250 million and $500 million asset levels (from 0.18% to 0.16% and from 0.16% to 0.14%), resulting in lower advisory fees at current asset levels. The Trustees further noted that the Portfolios’ ordinary operating expense ratios were below the expense group medians, which would appear to indicate that the Ultra Short Duration Government and Short Duration Portfolios were sharing in economies of scale at their current asset levels. In addition, the Trustees noted that the Money Market Portfolio, which had suspended its operations as of the close of business on May 30, 2014, had a breakpoint at the $300 million asset level (from 0.20% to 0.15%) and that the Investment Adviser had voluntarily waived its investment advisory fee to a lower level (0.05%) prior to the Portfolio’s suspension. The Trustees noted that economies of scale were not relevant to the Money Market Portfolio given the suspension of its operations.

TRUST FOR CREDIT UNIONS

Additional Information (Unaudited) (continued)

Another factor the Trustees considered in judging the reasonableness of advisory fees was the Investment Adviser’s estimate of its profits from providing advisory services to the Portfolios. The Trustees reviewed the Investment Adviser’s methodologies used to allocate its costs in determining profitability, a description of revenue and expense components and the allocation of expenses in the Investment Adviser’s profitability analysis, and schedules showing the Investment Adviser’s revenues, expenses and pre-tax profits in managing the Portfolios. The Trustees also considered ancillary benefits derived by the Investment Adviser and its affiliates from the Portfolios.

After reviewing the information regarding the Investment Adviser’s costs, profitability and economies of scale, and after considering the Investment Adviser’s services, the Trustees concluded that the investment advisory fees paid by the Portfolios were fair and reasonable and that the Advisory Agreement should be approved and continued.

TRUST FOR CREDIT UNIONS

Additional Information (Unaudited) (continued)

Trustees and Officers (unaudited)1

Name, Age and Address[1]	Position(s) Held with Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Independent Trustees[1]

Rudolf J. Hanley Age: 72	Trustee	Since 2003	President and Chief Executive Officer, SchoolsFirst Federal Credit Union (September 1982-June 2014).	2	None

Stanley C. Hollen Age: 65	Trustee	Since 2007	President and Chief Executive Officer, Co-Op Financial Services (credit union-owned electronic funds transfer network and processor) (June 2005-Present); President and Chief Executive Officer, Liberty Enterprises (credit union-focused check printing, payment systems, marketing and technology solution provider) (September 2002-June 2005).	2	None

Gary Oakland Age: 62	Trustee	Since 1999	President and Chief Executive Officer, Boeing Employees Credit Union (July 1986-2012).	2	None

Eugene A. O’Rourke Age: 70	Chairman and Trustee	Since 2007	Managing Director, O’Rourke & Associates (executive search and human resources consulting firm) (2006-Present), Chief Executive Officer (1980-2006); Director, RSM McGladrey Consultants (accounting and consulting to credit unions) (1974-2010), Executive Managing Director (1980-2005).	2	None

James F. Regan Age: 49	Vice Chairman and Trustee	Since 2013	President and Chief Executive Officer (since 2009), Vice President and Chief Financial Officer (1996-2008), Digital Federal Credit Union.	2	None

Julie Renderos Age: 40	Trustee	Since 2015	Executive Vice President/Chief Financial Officer (since 2012), Senior Vice President/Finance (2007-2012), Suncoast Credit Union.	2	None

Wendell A. Sebastian Age: 71	Trustee	Since 1989	Executive Director, National Credit Union Foundation (June 2010-2013); President and Chief Executive Officer, GTE Federal Credit Union (January 1998-December 2009).	2	None

Michael Steinberger Age: 38	Trustee	Since 2015	Associate Professor of Economics (since 2011), Assistant Professor of Economics (2004-2011), Pomona College; Dean (2011 to present), Associate Dean (2006-2011), Western CUNA Management School.	2	None

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Callahan Credit Union Financial Services LLLP, 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036-5504.
[2]

Except in the event of resignation or removal, each Trustee holds office until the next meeting of shareholders called for the purpose of electing Trustees, and until the election and qualification of his successor.

[3]	The Fund Complex includes all registered investment companies that are advised by GSAM or one of its affiliates.
[4]	Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

TRUST FOR CREDIT UNIONS

Additional Information (Unaudited) (continued)

Trustees and Officers (unaudited) (continued)

Information pertaining to the officers of the Fund is set forth below.

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years

Officers of the Fund

Jay E. Johnson, 47 1001 Connecticut Ave., N.W. Suite 1001 Washington, D.C. 20036	President and Treasurer	Since 2013 and 2008	Executive Vice President, CFS (December 2001-Present).

Jonathan K. Jeffreys, 36 1001 Connecticut Ave., N.W. Suite 1001 Washington, D.C. 20036	Vice President and Assistant Treasurer	Since 2008 and 2013	Vice President, CFS (June 2001-Present).

Mary Jo Reilly, 66 Drinker Biddle & Reath LLP One Logan Square, Ste. 2000 Philadelphia, PA 19103-6996	Secretary	Since 2008	Of Counsel (2014-Present); Partner (1998-2014), Drinker Biddle & Reath LLP (law firm).

Colleen Cummings, 42 BNY Mellon Investment Servicing (US) Inc. (“BNYIS”) (formerly, PNC Global Investment Services (U.S.) Inc. (“PNC”)) 4400 Computer Drive Westborough, MA 01581	Assistant Treasurer	Since 2008	Vice President and Senior Director, Fund Accounting and Administration, BNYIS (formerly PNC) (January 2008-Present); Vice President and Director, PNC (2004-2007); Manager, PNC (1998-2004).

Nigel Linssen, 41 BNYIS 760 Moore Road King of Prussia, PA 19406	Assistant Secretary	Since 2011	Vice President and Counsel, Regulatory Administration, BNYIS (February 2011-Present); Attorney, Montgomery, McCracken, Walker & Rhoads, LLP (2007-2009).

(1)	Each officer is elected by the Board of Trustees of the Trust and holds office at the pleasure of the Board of Trustees or until his or her successor shall have been duly elected and qualified.

Trustees

Eugene A. O’Rourke, Chairman

James F. Regan, Vice Chairman

Rudolf J. Hanley

Stanley Hollen

Gary Oakland

Julie A. Renderos

Wendell A. Sebastian

Michael D. Steinberger

Officers

Jay E. Johnson, President and Treasurer

Jonathan K. Jeffreys, Vice President and Assistant Treasurer

Mary Jo Reilly, Secretary

Salvatore Faia, JD, CPA, Chief Compliance Officer

Administrator

Callahan Credit Union Financial Services Limited Liability Limited Partnership

Investment Adviser

Goldman Sachs Asset Management, L.P., an affiliate of Goldman, Sachs & Co.

Administrative & Fund Accounting Agent/Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Distributor

Callahan Financial Services, Inc.

Independent Registered Public Accounting Firm

Tait,Weller & Baker LLP

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. James F. Regan is the “audit committee financial expert” and is “independent” (as each item is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services for the Trust for Credit Unions*: Table 1 –

Items 4(a) – 4(d).

	2015	2014	Description of Services Rendered
Audit Fees	$68,000	$68,000	Financial statement audits

Audit-Related Fees	$0	$0

Tax Fees	$8,000	$8,000	Tax compliance services provided in connection with the preparation and review of the registrant’s tax returns

All Other Fees	$0	$0

Table 2 — Items 4(b), (c) & (d). Non-Audit Services to the Trust for Credit Unions’ service affiliates** that were pre-approved by the Trust for Credit Unions’ Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2015	2014	Description of Services Rendered
Audit Fees	$0	$0

Audit-Related Fees	$0	$0

Tax Fees	$0	$0

All Other Fees	$0	$0

*	Tait Weller & Baker LLP served as the registrant’s principal accountant for the fiscal years ended August 31, 2014 and August 31, 2015.

**

These include the adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Audit and Non-Audit Services Provided to the Portfolios of the Trust for Credit Unions. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of the Trust for Credit Unions (“TCU”) sets forth the procedures and the conditions pursuant to which services performed by the independent auditor for TCU may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditor during the fiscal year in which the services are provided; (2) such services were not recognized by TCU at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to TCU’s Investment Adviser. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to TCU, the Audit Committee will pre-approve those non-audit services provided to TCU’s investment adviser (and entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to TCU) where the engagement relates directly to the operations or financial reporting of TCU.

(e)(2)

None of the services described in the Registrant’s response to paragraphs (b) through (d) of Item 4 were approved by the Registrant’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for the fiscal year ended August 31, 2015 and $0 for the fiscal year ended August 31, 2014.

(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)

Registrant’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated herein by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on November 5, 2012 (Accession No. 0001193125-12-451640).

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                              Trust for Credit Unions

By (Signature and Title)*     /s/ Jay E. Johnson

Jay E. Johnson, President & Treasurer

(principal executive officer and principal financial officer)

Date                11/4/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ Jay E. Johnson

Jay E. Johnson, President & Treasurer

(principal executive officer and principal financial officer)

Date                11/4/2015

*	Print the name and title of each signing officer under his or her signature.